Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-L

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 10/16/06


Blended Coupon 6.8557%


Excess Protection Level
3 Month Average   5.55%
May, 2000   5.55%
April, 2000   5.35%
March, 2000   5.73%


Cash Yield19.29%


Investor Charge Offs 4.66%


Base Rate 9.08%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,987,826,445.03